Peoples BANCORP®

Nasdaq: PEBO

# Investor Presentation

## 4th Quarter 2014

# Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the "2013 Form 10-K") filed with the Securities and Exchange Commission (the "SEC") and the earnings release for the 4th quarter and full year 2014 (the Earnings Release for 2014") included in Peoples' Current Report on Form 8-K furnished to the SEC on January 27, 2015, each of which is available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com). Peoples expects to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the "2014 Form 10-K") with the SEC on or about February 26, 2015. As required by U.S. generally accepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of Peoples' consolidated financial statements as of and for the fiscal year end December 31, 2014 as part of its 2014 Form 10-K. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its financial information from that which is contained in this presentation.

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2013 Form 10-K under the section, "Risk Factors" in Part I, Item 1A and in the Earnings Release for 2014. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

# Additional Information

This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, securities of Peoples Bancorp Inc. ("Peoples"). Peoples has filed with the SEC a registration statement on Form S-4 and a joint proxy statement/prospectus that was mailed to the shareholders of Peoples and NB&T Financial Group, Inc. ("NB&T") on or about January 30, 2015, in advance of their respective special meetings of shareholders to be held to consider the proposed merger of NB&T with and into Peoples, referenced in this presentation. The registration statement on Form S-4 was filed with the SEC to register the common shares of Peoples to be issued to the shareholders of NB&T in the proposed merger.

**SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC (WHEN AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, NB&T AND THE PROPOSED MERGER.**

A free copy of these documents and other filings containing information about Peoples, may be obtained after their filing at the SEC's website (www.sec.gov). Additionally, free copies of these documents may be obtained on Peoples' website (www.peoplesbancorp.com) in the "Investor Relations" section of or by a written request mailed to:

Peoples Bancorp Inc.
Attn: Investor Relations
138 Putnam Street
PO Box 738
Marietta OH 45750-0738

# Overview

# Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provide a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $3.2 billion* – Loans: $2.0 billion*
  - Deposits: $2.5 billion*
  - Market capitalization: $352 million
  - Assets under Management: $1.5 billion
- **Current footprint**
  - Located along major transportation routes
  - Demographics:
    - Total population: Approx. 5.0 million
    - Median income: $39,189
  - Key industries:
    - Health care
    - Manufacturing (plastics/petrochemicals)
    - Oil/gas/coal activities (shale opportunities)
    - Education and social services
    - Tourism
- Unemployment rates:
  - OH : 4.8%
  - WV: 6.0%
  - KY: 5.7%
  - US: 5.6%


Beachwood
77
OH
70
Columbus
Zanesville
Lancaster
33
71
Cincinnati
Morgantown
79
50
Marietta
Ashland
Huntington
WV
64
Charleston
KY
Pikeville

Market data as of February 4, 2015
Unemployment data as of December 2014
*Financial data as of December 31, 2014, adjusted for pending acquisition

# Key Accomplishments

- **Building greater bottom-line earnings momentum**
  - Solid performance in 2014 with meaningful contributions across the company
- **Growing top-line revenue while remaining disciplined with expenses**
  - Strong organic revenue growth YTD; up 18% with M&A activity
  - Approximately 37% of total revenue was derived from fee-based businesses in 2014
  - Net interest margin expanding due to loan growth and acquisitions
  - Improving efficiency and core earnings strength
- **Strong organic growth and increasing sales production**
  - Organic loan growth of 12% in 2014 exceeded our target range of 8% to 10%
  - Net retail checking account growth of 4.5% in 2014, up from 3.7% a year ago
  - Improved cross-sell ratio from 5.1 in 2012 to 5.8 in 2014
- **Asset quality restored to pre-crisis levels**
  - Nonperforming assets and charge-offs below 2007 level
- **Maintained quarterly dividend of $0.15 per share**
  - Four increases since year-end 2011; 3-year CAGR = 13.5%
- **Completing acquisitions in all three lines of business**
  - Since early 2012, we have acquired 5 banks, 4 insurance agencies and 2 investment firms
  - 1 pending bank acquisition expected to be completed in March 2015

# Current Outlook

- **Committed to generating positive operating leverage each year**
  - Revenue growth slightly ahead of expense growth for 2014
  - Key drivers of revenue growth include acquisition activity, organic loan growth and an expanding net interest margin
  - Expense growth in 2014 due to acquisitions and other strategic investments
  - Excluding one-time costs, efficiency ratio improved to within target range of 68% to 70% for 2014
- **Meaningful organic loan growth while improving portfolio diversity**
  - Organic loan growth of over 11% in 2014
  - Greater emphasis on consumer lending; improve commercial mix
  - Consumer loan growth of 11% for the year; C&I loan growth of 21%
- **Preserve superior asset quality through strong credit risk management**
  - Committed to sound underwriting and credit discipline
  - Maintain key metrics in top quartile of peer group at all times
- **Prudent deployment of capital and grow long-term shareholder value**
  - Strong capital position supports active M&A strategy
  - Excluding 2014 acquisition costs, dividend payout was within target range of 30% to 40%

# 2015 Outlook

- **Target efficiency ratio below 65% for second half of 2015**
  - Expect full phase-in of cost savings from NB&T during the second quarter
  - Improve core efficiency in each business line
- **Effective balance sheet management**
  - Reduce relative size of the investment portfolio to 25% of total assets
  - Mix shift investment balances into loan portfolio
- **Maintain a stable net interest margin in the low 3.50's**
  - Acquisitions have been a source of margin expansion
  - Potential margin pressure from a flattening yield curve
- **Organic loan growth of 7% to 9%**
  - Commercial loan growth ranging from 8% to 10%
  - Consumer loan growth ranging from 3% to 5%
- **Superior asset quality standards**
  - Annual net charge-off rate of 20 to 30 basis points to average loans
  - Large commercial loan recoveries are expected to diminish
- **Active acquisition strategy to continue**
  - Evaluate new markets for potential bank acquisition opportunities
  - Prioritize insurance and investment opportunities to build fee-based revenue

# Investment Rationale

- **Unique community banking model**
  - Greater revenue diversity for a community bank our size (35% to 40% fee-based)
  - Strong community reputation and active involvement
  - Local market teams capable of outmaneuvering larger banks
  - More sophistication and product breadth than smaller banks
- **Strong, growing fee-based businesses**
  - Sizable market share in several areas
  - Prior insurance acquisitions producing steady returns
  - Potential wealth management opportunities from shale activity
- **Capacity to grow our franchise**
  - Strong fundamentals (capital, liquidity, competency) to support active M&A strategy
  - Robust and scalable IT capabilities
  - Passionate and talented associates
- **Committed to disciplined execution**
  - Strong, integrated enterprise risk management process
  - Focused on business line performance and contribution

# Stock Performance

## Total Annual Return



YTD*
1-Year
3-Year
5-Year
-7%
-5%
-4%
0%
16%
15%
8%
20%
15%
16%
16%
18%
16%
18%
11%
17%
PEBO
Peer Group
NASDAQ Banks
SPX 500

*YTD Non-Annualized

Total Return includes impact of dividends

Peers include: CCNE, CHCO, CNND, CTBI, FBMI, FDEF, FISI, FMNB, FRME, GABC, HBNC, ISBA, LKFN, MSFG, SRCE, STBA, SYBT, THFF, TMP

Data as of February 5, 2015

# Recent Acquisition Activity

# Recent Bank Acquisitions

**October 2013**
**Ohio Commerce Bank**
Single office in Beachwood
Total assets = $123 million

**October 2014**
**North Akron Savings Bank**
Four offices headquartered in North Akron
Total assets = $146 million

**August 2014**
**Ohio Heritage Bancorp**
Six offices headquartered in Coshocton
Total assets = $242 million

**May 2014**
**Midwest Bancshares**
Two offices headquartered in Wellston
Total assets = $90 million

**September 2012**
**Sistersville Bancorp**
Two offices headquartered in Sistersville
Total assets = $49 million

**Pending – March 2015**
**NB&T Financial Group**
**22 offices headquartered in Wilmington**
**Total assets = $650 million**



OH
KY
WV
Cleveland
Beachwood
77
Millersburg
New Philadelphia
Worthington
Columbus
70
Cambridge
Zanesville
Lancaster
Baltimore
Byesville
Caldwell
Chillicothe
Jackson
33
McConnelsville
New Martinsville
Morgantown
71
Nelsonville
The Plains
Lowell
Sistersville
Cincinnati
Athens
Vienna
79
Parkersburg
50
Marietta
Gallipolis
Point Pleasant
Greenup
Russell
Huntington
Summit
Ashland
64
Charleston
Pikeville

# NB&T Financial Group Transaction

NationalBank AND TRUST COMPANY

## NB&T Financial Group Inc.

(NASDAQ: NBTF)

- Deal announced on August 4, 2014
- 22 offices in SW Ohio
- Important step in Peoples' quest to "Build the Best Community Bank in America"
- Top market share in both Clinton County and Brown County



Peoples Bancorp (56)
NB&T Financial (22)
Cleveland
Euclid
Lorain
Elyria
Parma
Warren
Austintown
Akron
Alliance
Canton
Wooster
Defiance
Bowling Green
Fremont
Norwalk
Tiffin
Ottawa
Findlay
Van Wert
Lima
Upper Sandusky
Ashland
Galion
Mansfield
Kenton
Marion
Millersburg
Celina
Wapakoneta
Salineville
UNITED STATES
Sidney
Bellefontaine
Coshocton
Cadiz
Piqua
Urbana
OHIO
Wheeling
Troy
Newark
Moundsville
Huber Heights
Trotwood
Columbus
Zanesville
Beavercreek
Woodsfield
Dayton
Lancaster
Logan
Chillicothe
Athens
Parkersburg
Elizabeth
Wellston
Pomeroy
Georgetown
Evergreen
Grantsville
Portsmouth
Gallipolis
Spencer
Maysville
Ironton
Vanceburg
Huntington
Cynthiana
Flemingsburg
Charleston
Morehead
Grayson
Clay

Creates one of the largest, most profitable community banks in Ohio

# NB&T Financial Group Transaction

## Transaction Summary

| | |
|---|---|
| Deal Value: | $109 million; $31 per share; 160% of TBV |
| Consideration: | 75% stock / 25% cash<br>Fixed exchange ratio 0.9319 plus $7.75 in cash per share |
| PIPE Offering: | $42.5 million or 1,847,826 common shares at $23.00. Used to fund cash portion of acquisition and deal costs. |
| Cost savings: | 30-35%. Assumes no branch closures |
| Loan credit mark: | 2.3% |
| One-time costs: | Approximately 10% of deal value |
| Due diligence: | Completed |
| Required Approvals: | NB&T and PEBO shareholders |
| Anticipated Closing / Conversion Dates: | Closing: March 6, 2015<br>System Conversion: March 6, 2015 |

## Transaction rationale:

- Market expansion to southwest, Ohio (Cincinnati / Dayton) market place
- Hired Ed Reilly, former southwest Ohio District President for KeyBank, to lead southwest Ohio
- Resulting in assets over $3.2 billion and market cap of approximately $433 million based on aggregation of closed and pending deals using December 31, 2014 financial statements for each entity and the equity offering
- Will move to 12th highest deposit market share in Ohio

## Financial summary (as of 12/31/14):

- Total assets = $648.1 million
- Total loans = $400.0 million
  - Balanced loan portfolio: 40% commercial; 38% residential real estate
- Total deposits = $554.3 million
  - Mostly checking, savings and MMDA

## Financial impact:

- Annual EPS accretion (fully phased-in) of $0.10
- Dilution earn-back under 5 years
- Double-digit IRR

Peoples BANCORP

# Current Strategic Priorities

# Our Strategic Road Map

## "The Best Community Bank in America"

| Responsible Risk Management | Extraordinary Client Experience | Profitable Revenue Growth | Superior Workforce |
|---|---|---|---|
| • Our Way of Life<br>• Asset Quality<br>• Compliance / Regulatory<br>• Operational Risk<br>• Information Security<br>• Change Management<br>• Execution Risk<br>• Reputational Risk | • Broad Delivery Channels<br>• Delight the Customer<br>• Knowledgeable, Caring Associates Consistently Delivering Competent Advice / Solutions<br>• Consistent Experience at Every Touch Point<br>• DWYSYWD | • M & A<br>• Sales & Service Process<br>• Define the Ideal Client Profile for New Relationships<br>• Best Client Retention<br>• Relationship Reviews; Value Added<br>• Deepen Relationships / Cross Sell<br>• Understand Customer Needs<br>• Seek Client Referrals | • Right People / Right Job<br>• Appetite for Winning<br>• Culture of Learning<br>• Coaching / Development<br>• No Whiners / No Excuses<br>• Accountability / Performance Metrics<br>• Reward / Recognition |

**How we do it:**

1. **Create a Winning Culture:** Embrace change / active learners / help each other win / communicate effectively
2. **Human Capital Development:** Define the behaviors and goals / provide the training / measure / coach / reward
3. **Pricing Discipline:** Focus on the risk-adjusted margin / fair prices, fair returns
4. **Operating Efficiencies:** Quest for continuous improvement / revenue growth faster than expense growth
5. **Merger Integration:** Manage the risk / retain and grow the revenue / lower the cost / delight the community

# Strategic Priorities

**Positive Operating Leverage**

- Primary emphasis on revenue growth
- Disciplined expense management
- Expand revenue vs. expense growth gap beyond 2%
- Target efficiency ratio below 65%

**Superior Asset Quality**

- Balance growth with prudent credit practices
- Improve diversity within loan portfolio
- Preserve key metrics superior to most of our peers

**High Quality Balance Sheet**

- Adjust earning asset mix by shifting investments to loans
- Achieve meaningful loan growth each year
- Maintain emphasis on core deposit growth
- Prudent use of capital (dividends & acquisitions)

# Strategic Targets

| | Metrics | Actual 2012 | Actual 2013 | Actual 2014 | 5-Year Strategic Target Range |
|---|---|---|---|---|---|
| Positive Operating Leverage | Net interest margin (Fully-tax equivalent) | 3.39% | 3.23% | 3.45% | 3.60% to 3.80% |
| | Total revenue growth | 2.90% | 3.53% | 18.31% | 5% to 8% |
| | Total expense growth | 3.49% | 7.55% | 24.52% | 3% to 6% |
| | Non-interest income to total revenue | 39.10% | 40.19% | 36.56% | 35% to 40% |
| | Efficiency | 69.55% | 71.90% | 75.37% | 58% to 62% |
| Superior Asset Quality | NPAs to total loans + OREO | 1.48% | 0.67% | 0.75% | 0.70% to 1.00% |
| | Net charge-offs to average loans (1) | 0.12% | –0.35% | -0.03% | 0.30% to 0.50% |
| High Quality Balance Sheet | Loans to total assets | 51.36% | 58.09% | 63.12% | 60% to 70% |
| | Deposits to total funding | 89.42% | 87.04% | 87.85% | 80% to 90% |
| | Tier 1 common equity | 14.06% | 12.42% | 14.32% | 10% to 13% |
| | TCE to tangible assets (2) | 8.28% | 7.26% | 9.39% | 7.50% to 8.50% |
| Execute on Strategies | Return on common equity | 9.52% | 7.92% | 6.16% | Over 10% |
| | Return on assets | 1.11% | 0.91% | 0.74% | Over 1% |
| | Pre-provision net revenue to assets (2) | 1.41% | 1.26% | 1.10% | Over 1.80% |
| | Revenue vs. expense growth gap | -0.59% | -4.02% | -6.21% | Over 2% |
| | Dividend payout (3) | 23.58% | 33.20% | 43.10% | 30% to 40% |

**Current 5-year strategy planning period = 2015 to 2019**

(1) Presented on an annualized basis

(2) Non-GAAP financial measure. See Appendix.

(3) Dividend data reflects amounts declared with respect to earnings for the period indicated.

Peoples BANCORP

# Our M&A Strategy

- **Optimize our current footprint**
  - Gain market share and improve operating efficiency
  - Create more density through disciplined expansion
- **Target areas with characteristics similar to existing markets**
  - Expand along major transportation routes
  - Focused on "mid-major" communities or suburbs of major cities
- **Acquire franchises that complement our strategy**
  - Maintain revenue diversity with insurance and investment providers
  - Capitalize on accretion potential of smaller banks (under $200 million)
  - Improve balance sheet mix and size with larger banks ($200-$1 billion)
- **Improve shareholder return**
  - All transactions must be accretive by year 2
  - Limit dilution of tangible book value to 5% per transaction
  - Recapture tangible book value dilution within 4 years
- **Use M&A to augment organic growth**

# Target Growth Areas



OH
Cleveland
75
77
70
Columbus
Zanesville
Lancaster
33
Dayton
71
Cincinnati
Marietta
50
Morgantown
79
Ashland
Huntington
64
Charleston
KY

**I-70 Expansion**
- High growth potential
- Recently added new talent

**I-77 Expansion**
- Bank opportunities
- Wealth management and insurance opportunities
- Shale oil / gas activity

**Southwest Ohio**
- Wealth management or insurance opportunities to complement NB&T
- Attractive growth and market dynamics

**Footprint Development**
- Increase market share in all areas
- Insurance & wealth management expansion potential

**Morgantown Potential**
- Minimal community banks
- Nearly 30,000 people

**Kentucky Expansion**
- Bank opportunities in other parts of the state

**I-64 Expansion**
- Insurance & wealth management growth opportunities
- Explore banking opportunities

# Customers and Markets

# Utica/Marcellus Shale Opportunity

## Both opportunities are present in PEBO's market area



MICHIGAN
NEW YORK
MASS.
CONN.
N.J.
PENNSYLVANIA
OHIO
INDIANA
M.D.
Marietta
KENTUCKY
Peoples
BANCORP
Utica Shale Formation
Marcellus Shale Formation
Utica underlying Marcellus



MI
Erie
NY
PA
Peoples
BANCORP
IN
OH
Pittsburgh
Harrisburg
NJ
Philadelphia
Marietta
WV
KY
VA
TN
NC
Total gas, millions of cubic feet per square mile
Marcellus Shale geologic formation
0 – 58
58 – 149
150 – 349
349 – 710
710 – 1,244
1,245 – 2,460

- **Key driver of stronger economic activity**
  - Land owners acquiring wealth from selling drilling rights
  - Hospitality sector benefiting from nonresident workers
  - Local businesses supplying products and services to drilling companies
- **Working to help clients with their unique challenges**
  - Hosting educational seminars in various communities
  - Energy expertise within our insurance business

# Our Capabilities

| Online Channel | Chase | Wells Fargo | Bank of America | PNC | Huntington | PEOPLES BANCORP | City National | Community Trust | Wes-Banco | Park National | United Bank |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | ***National Banks*** | | | | | | ***Community Banks*** | | | | |
| Bill Pay | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes |
| Online Account Opening | Yes | Yes | Yes | Yes | Yes | Yes ★ | Yes | No | No | No | No |
| Online Loan Applications | Yes | Yes | Yes | Yes | Yes | Yes ★ | No | No | Yes | No | No |
| Online Financial Management | No | Yes | Yes | Yes | Yes | Yes ★ | No | No | No | No | Yes |
| ACH, Wires Stop Payments | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes |
| Positive Pay | Yes | Yes | Yes | Yes | Yes | Yes ★ | No | No | No | Yes | Yes |
| Tax Services | Yes | Yes | Yes | Yes | Yes | Yes ★ | No | No | Yes | No | No |
| P2P Payments | Yes | Yes | Yes | Yes | No | Pending | No | Yes | No | No | No |
| Online Chat | No | No | Yes | Yes | Yes | Yes ★ | No | No | No | No | No |
| **Mobile Channel** | | | | | | | | | | | |
| Text Alerts | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | No |
| Bill Pay-Specific to Mobile | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes |
| iPhone/iPad/Andriod Apps | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes |
| Text Banking | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes |
| Mobile Deposit Capabilities | Yes | Yes | Yes | Yes | Yes | Yes ★ | No | No | Yes | Yes | No |
| Business Support Center | Yes | Yes | Yes | Yes | Yes | Yes ★ | No | No | Yes | No | No |
| **Social Media Channel** | | | | | | | | | | | |
| Facebook | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | No |
| Twitter | Yes | Yes | Yes | Yes | Yes | Yes | Yes | No | Yes | Yes | Yes |
| YouTube | Yes | Yes | Yes | Yes | Yes | Yes ★ | No | No | No | No | Yes |
| LinkedIn | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes | Yes |
| **Other Channels** | | | | | | | | | | | |
| Prepaid Debit Card | Yes | Yes | Yes | Yes | No | Yes ★ | No | Yes | No | Yes | No |
| Prepaid Gift Card | Yes | Yes | Yes | Yes | Yes | Yes | No | Yes | Yes | Yes | Yes |
| Employer-Loaded Pay Cards | Yes | N/A | Yes | N/A | Yes | Yes ★ | No | No | No | No | No |

★ Indicates Peoples has advantage over Community Bank group

*Information accurate as of January 2015*

# Our Businesses

- **Commercial Banking**
  - 12% organic commercial loan growth in 2014
  - Legal lending limit over $30 million
- **Retail Banking**
  - 4.5% checking account growth in 2014
  - $38 million or 50% indirect loan growth in 2014
- **Insurance**
  - Property & Casualty
  - Life & Health
  - 11% revenue growth in 2014
- **Investments**
  - $1.5 billion in assets under management
  - Retirement planning, 401(k) administration, brokerage and trust services
  - High single-digit annual growth

# Our Brand Promise

We will work side by side to overcome challenges and seize opportunities. We will listen and work with you. Together we will build and execute thoughtful plans and actions, blending our experience & expertise to move you toward your financial goals.

Our core difference is providing you peace of mind, confidence, and clarity in your financial life.

**Working Together. Building Success.**

**Core values are constant**

Clients as a Focus
Business with Integrity
Trust among Clients, Communities & Associates
Commitment to Communities
Continuous Will to Win
Development of Associates Skills

# Refreshing our Branches

- 18-month, 5-phase project
  - Floor-to-ceiling renovations
  - Over $5 million invested
  - Final phase completed Q1 2014
  - Used national branch design experts
- Retrofitting acquisition offices as acquired
- Key Benefits
  - All delivery channels "Best in Class"
  - Consistent look with our new brand
  - More engaging customer environment
  - Better utilization of office space
  - Enhanced customer sales discussions
  - Increased office visits and sales activity

Before



After



# Financial Performance

Peoples BANCORP®

# Annual Financial Summary

| | Metrics | FY 2010 | FY 2011 | FY 2012 | FY 2013 | FY 2014 |
|---|---|---|---|---|---|---|
| Financial Performance | Diluted EPS | $0.34 | $1.07 | $1.92 | $1.63 | $1.35 |
| | Return on common equity | 1.76% | 5.61% | 9.52% | 7.92% | 6.16% |
| | Return on assets | 0.28% | 0.69% | 1.11% | 0.91% | 0.74% |
| | Net interest margin (FTE) | 3.51% | 3.43% | 3.39% | 3.23% | 3.45% |
| | Efficiency ratio | 60.30% | 68.98% | 69.55% | 71.90% | 75.37% |
| Capital | Tier 1 common equity | 11.59% | 12.82% | 14.06% | 12.42% | 14.32% |
| | Total capital | 18.24% | 16.20% | 15.43% | 13.78% | 15.48% |
| | TCE to TA (1) | 7.17% | 8.22% | 8.28% | 7.26% | 9.39% |
| | TBV per share (1) | $12.16 | $13.53 | $14.52 | $13.57 | $15.57 |
| Asset Quality | NPAs to loans + OREO | 4.64% | 3.41% | 1.48% | 0.67% | 0.75% |
| | NPAs to TCE + ALLL | 29.22% | 19.42% | 8.57% | 6.01% | 4.88% |
| | ALLL to originated loans | 2.79% | 2.53% | 1.81% | 1.57% | 1.48% |
| | Net c/o's to avg loans | 2.66% | 1.16% | 0.12% | - 0.35% | -0.03% |
| | Loan loss prov to avg loans | 2.61% | 0.84% | - 0.49% | - 0.42% | 0.03% |

(1) Non-GAAP financial measure. See Appendix.

# Quarterly Financial Summary

| | Metrics | 4Q 2013 | 1Q 2014 | 2Q 2014 | 3Q 2014 | 4Q 2014 |
|---|---|---|---|---|---|---|
| Financial Performance | Diluted EPS | $0.47 | $0.44 | $0.32 | $0.32 | $0.28 |
| | Return on common equity | 9.09% | 8.56% | 5.91% | 5.84% | 5.03% |
| | Return on assets | 1.01% | 0.95% | 0.67% | 0.73% | 0.66% |
| | Net interest margin (FTE) | 3.43% | 3.35% | 3.39% | 3.49% | 3.53% |
| | Efficiency ratio | 71.80% | 71.13% | 75.58% | 77.82% | 76.55% |
| Capital | Tier 1 common equity | 12.42% | 12.56% | 12.33% | 14.53% | 14.32% |
| | Total capital | 13.78% | 13.92% | 13.65% | 15.73% | 15.48% |
| | TCE to TA (1) | 7.26% | 7.66% | 7.90% | 9.40% | 9.39% |
| | TBV per share (1) | $13.57 | $14.38 | $15.07 | $15.50 | $15.57 |
| Asset Quality | NPAs to loans + OREO | 0.67% | 0.79% | 0.92% | 0.66% | 0.75% |
| | NPAs to TCE + ALLL | 6.01% | 5.72% | 6.75% | 4.27% | 4.88% |
| | ALLL to originated loans | 1.57% | 1.49% | 1.49% | 1.47% | 1.48% |
| | Net c/o's to avg loans (2) | - 0.39% | 0.07% | 0.02% | -0.16% | -0.05% |
| | Loan loss prov to avg loans (2) | - 0.33% | 0.00% | 0.19% | -0.11% | 0.03% |

(1) Non-GAAP financial measure. See Appendix.
(2) Presented on an annualized basis

# Key Drivers of Shareholder Value

## LTM Revenue Growth



18.2%
2.8%
5.8%
PEBO
Peers
$1-5B

## NPAs to Loans and OREO



0.63%
1.54%
1.95%
PEBO
Peers
$1-5B

## LTM Fee Revenue to Average Assets



1.77%
1.23%
0.84%
PEBO
Peers
$1-5B

## LTM Price to Earnings



14.3x
13.9x
14.7x
PEBO
Peers
$1-5B

## LTM Dividend Payout



44.44%
34.87%
26.67%
PEBO
Peers
$1-5B

## Dividend Yield



2.31%
2.61%
1.47%
PEBO
Peers
$1-5B

Peers include: BKYF, CCNE, CHCO, CNND, CTBI, FBMI, FDEF, FISI, FMNB, FRME, GABC, HBNC, ISBA, LKFN, LNBB, MSFG, SRCE, STBA, SYBT, THFF, TMP

$1-5B peer group represents all publically-traded Midwest banks with total assets between $1 and $5 billion

Source: SNL Financial; Pricing data as of February 4, 2015

Peoples BANCORP

# Earnings Performance

## Annual Results



Earnings per common share
Cash dividends paid per common share
$1.94
$0.78
2005
$2.01
$0.83
2006
$1.74
$0.88
2007
$0.72
$0.91
2008
$0.22
$0.66
2009
$0.34
$0.40
2010
$1.07
$0.41
2011
$1.92
$0.46
2012
$1.63
$0.57
2013
$1.35
$0.60
2014

## Quarterly Results



$0.36
$0.12
Q4 2012
$0.47
$0.14
Q1 2013
$0.46
$0.14
Q2 2013
$0.23
$0.14
Q3 2013
$0.47
$0.15
Q4 2013
$0.44
$0.15
Q1 2014
$0.32
$0.15
Q2 2014
$0.32
$0.15
Q3 2014
$0.28
$0.15
Q4 2014

# Net Interest Margin



4.64%
4.45%
4.35%
4.17%
4.24%
3.86%
3.85%
3.91%
4.04%
3.93%
3.92%
4.00%
4.00%
3.49%
3.41%
3.43%
3.30%
3.42%
3.12%
3.15%
3.26%
3.43%
3.35%
3.39%
3.49%
3.53%
1.39%
1.26%
1.14%
1.08%
1.03%
0.93%
0.89%
0.85%
0.80%
0.76%
0.72%
0.71%
0.65%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Earning Assets
Net Interest Margin
Interest Bearing liabilities

*Presented on a fully-tax equivalent basis*

Peoples BANCORP

# Non-Interest Income

($ in thousands)


$32,097
$32,050
$31,634
$32,944
$34,971
$37,220
$40,053

| | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 |
|---|---|---|---|---|---|---|---|
| ■ Other | $3,037 | $3,594 | $3,173 | $3,224 | $4,078 | $2,942 | $2,949 |
| ■ E-Banking | $3,882 | $3,954 | $4,686 | $5,142 | $5,955 | $6,191 | $6,642 |
| ■ Trust & investment | $5,139 | $4,722 | $5,348 | $5,548 | $6,129 | $7,122 | $7,685 |
| ■ Insurance | $9,902 | $9,390 | $8,846 | $9,265 | $9,844 | $12,201 | $13,604 |
| ■ Deposit service charges | $10,137 | $10,390 | $9,581 | $9,765 | $8,965 | $8,764 | $9,173 |

# Balance Sheet Trends

($ in millions)

## Earning Assets



$1,024.8
$934.0
$914.8
$967.4
$963.1
$1,013.1
$1,040.3
$1,179.2
$1,209.6
$1,302.0
$1,485.8
$1,603.0
$718.2
$663.4
$640.0
$689.1
$737.9
$659.8
$682.1
$688.2
$647.2
$642.3
$679.7
$681.4
YE 2009
YE 2010
YE 2011
YE 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Net Loans (1)
Total Investments (2)

## Funding Sources



$549.7
$553.6
$607.4
$756.0
$833.8
$797.3
$828.9
$892.7
$956.4
$978.3
$1,103.4
$1,123.4
$743.8
$720.5
$679.7
$680.7
$642.4
$588.1
$559.3
$639.0
$631.6
$642.0
$718.6
$770.0
$448.0
$319.2
$280.6
$232.2
$212.1
$268.6
$280.6
$284.5
$234.0
$275.3
$269.0
$307.1
YE 2009
YE 2010
YE 2011
YE 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Retail CD & MMDA
Checking & Savings
Wholesale funding

(1) Amounts exclude loans held-for-sale

(2) Amounts represent amortized cost and excludes FHLB/FRB stock

Peoples BANCORP

# Loan and Deposit Composition

## Loan Portfolio


Deposit Account OD 0.2%
Construction 2.4%
HELOCs 5.0%
Consumer 11.3%
CRE 34.3%
Residential Real Estate 29.5%
C&I 17.3%

## Deposit Portfolio


Non-Interest Bearing 25.4%
Retail CDs 22.4%
Public Funds 8.3%
MMDA 17.5%
Savings 15.3%
Interest-Bearing Demand 9.0%
Brokered CDs 2.1%

Data as of December 31, 2014

# Asset Quality Trends

($ in millions)

## Provision for Loan Losses & Net Charge-offs



1.57%
1.49%
1.49%
1.47%
1.48%
ALLL to loans originated
Provision for loan losses
Net charge-offs
$(1.0)
($1.1)
$0.0
$0.2
$0.6
$0.1
$(0.4)
($0.6)
$0.1
($0.2)
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

## Nonperforming Assets



0.67%
0.79%
0.92%
0.66%
0.75%
$8.1
$9.7
$12.2
$9.9
$12.2
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Nonaccrual
90+ DPD
OREO
NPAs to Loans + OREO

## Allowance for Loan Losses



Allowance to NPLs
237.87%
188.19%
153.78%
197.54%
159.58%
$17.1
$16.9
$17.4
$17.6
$17.9
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

## Classified Assets



21.58%
18.53%
24.58%
15.35%
17.57%
$40.8
$24.1
$34.7
$22.1
$47.9
$23.4
$38.4
$19.5
$45.6
$30.6
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Classified assets
Watch loans
Classified Assets to Tier 1 + ALLL

Peoples BANCORP

# Capital Trends

## Leverage Ratios



8.52%
7.26%
8.56%
7.66%
8.76%
7.90%
10.64%
9.40%
9.92%
9.39%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Tier 1 Leverage
Tangible Common Equity to Tangible Assets

## Per Share Basis



$20.89
$13.57
$21.63
$14.38
$22.36
$15.07
$22.56
$15.50
$22.92
$15.57
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Book Value
Tangible Book Value

## Risk-Based Capital Ratios



13.78%
12.42%
13.92%
12.56%
13.65%
12.33%
15.73%
14.53%
15.48%
14.32%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Total Capital
Tier 1 Capital

## Dividend Payout



$0.47
$0.15
$0.44
$0.15
$0.32
$0.15
$0.32
$0.15
$0.28
$0.15
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
EPS
DPS

Peoples BANCORP

# Appendix

# Non-GAAP Measures

## PRE-PROVISION NET REVENUE

**Pre-provision net revenue (PPNR) represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.**

| *($ in Thousands)* | **2012** | **2013** | **2014** |
|---|---|---|---|
| Income before income taxes | $ 29,910 | $ 29,084 | $ 24,178 |
| Add: Provision for loan losses | – | – | 339 |
| Add: Impairment losses | – | – | – |
| Add: Loss on debt extinguishment | 4,144 | – | – |
| Add: Loss on loans held-for-sale and OREO | – | – | 95 |
| Add: Net loss on securities | – | – | 30 |
| Add: Loss on other assets | 248 | 241 | 430 |
| Less: Recovery of loan losses | 4,716 | 4,410 | – |
| Loss: Net gain on debt extinguishment | – | – | 67 |
| Less: Gain on loans held-for-sale and OREO | 66 | 86 | 27 |
| Less: Gain on securities | 3,548 | 489 | 428 |
| Less: Gain on other assets | – | – | – |
| **Pre-provision net revenue** | **$ 25,972** | **$ 24,340** | **$ 24,550** |
| Average assets | $ 1,841,289 | $ 1,932,367 | $ 2,240,534 |
| Pre-provision net revenue to average assets | 1.41% | 1.26% | 1.10% |

# Non-GAAP Measures

## PRE-PROVISION NET REVENUE

**Pre-provision net revenue (PPNR) represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.**

| *($ in Thousands)* | Q4 2013 | Q1 2014 | Q2 2014 | Q3 2014 | Q4 2014 |
|---|---|---|---|---|---|
| Income before income taxes | $ 7,415 | $ 6,931 | $ 5,054 | $ 5,908 | $ 6,285 |
| Add: Provision for loan losses | – | 8 | 583 | – | 128 |
| Add: Loss on debt extinguishment | – | – | – | – | – |
| Add: Loss on loans held-for-sale and OREO | – | – | – | – | 95 |
| Add: Loss on securities | – | 30 | – | – | – |
| Add: Loss on other assets | 125 | 7 | 187 | 185 | 51 |
| Less: Recovery of loan losses | 964 | – | – | 380 | – |
| Less: Gain on debt extinguishment | – | – | – | 67 | – |
| Less: Gain on loans held-for-sale and OREO | – | 18 | – | 9 | – |
| Less: Gains on securities | 46 | – | 66 | 124 | 238 |
| Less: Gains on other assets | – | – | – | – | – |
| **Pre-provision net revenue** | **$ 6,530** | **$ 6,958** | **$ 5,758** | **$ 5,513** | **$ 6,321** |
| Average assets *(in millions)* | $ 2,011.9 | $ 2,050.6 | $ 2,091.0 | $ 2,277.2 | $ 2,538.3 |
| Pre-provision net revenue to average assets (a) | 1.29% | 1.38% | 1.10% | 0.96% | 0.99% |

(a) Presented on an annualized basis

# Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since the calculations remove the impact of intangible assets acquired through acquisitions on the consolidated balance sheets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

| *($ in Thousands)* | 2010 | 2011 | 2012 | 2013 | 2014 |
|---|---|---|---|---|---|
| **Tangible Common Equity:** | | | | | |
| Total stockholders' equity, as reported | $ 230,681 | $ 206,657 | $ 221,728 | $ 221,553 | $ 340,118 |
| Less: goodwill and other intangible assets | 64,870 | 64,475 | 68,525 | 77,603 | 109,158 |
| Less: preferred stockholders' equity | 38,645 | - | - | - | - |
| Tangible common equity | $ 127,166 | $ 142,182 | $ 153,203 | $ 143,950 | $ 230,960 |
| **Tangible Assets:** | | | | | |
| Total assets, as reported | $ 1,837,985 | $ 1,794,161 | $ 1,918,050 | $ 2,059,108 | $ 2,567,769 |
| Less: goodwill and other intangible assets | 64,870 | 64,475 | 68,525 | 77,603 | 109,158 |
| Tangible assets | $ 1,773,115 | $ 1,729,686 | $ 1,849,525 | $ 1,981,505 | $ 2,458,611 |
| **Tangible Common Equity to Tangible Assets Ratio:** | | | | | |
| Tangible common equity | $ 127,166 | $ 142,182 | $ 153,203 | $ 143,950 | $ 230,960 |
| Tangible assets | $ 1,773,115 | $ 1,729,686 | $ 1,849,525 | $ 1,981,505 | $ 2,458,611 |
| Tangible common equity to tangible assets | 7.17% | 8.22% | 8.28% | 7.26% | 9.39% |
| **Tangible Book Value per Share** | | | | | |
| Tangible common equity | $ 127,166 | $ 142,182 | $ 153,203 | $ 143,950 | $ 230,960 |
| Common shares outstanding | 10,457,327 | 10,507,124 | 10,547,960 | 10,605,782 | 14,836,727 |
| Tangible book value per share | $ 12.16 | $ 13.53 | $ 14.52 | $ 13.57 | $ 15.57 |

# Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since the calculations remove the impact of intangible assets acquired through acquisitions on the consolidated balance sheets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

| *($ in Thousdands)* | December 31, 2013 | March 31, 2014 | June 30, 2014 | September 30, 2014 | December 31, 2014 |
|---|---|---|---|---|---|
| **Tangible Common Equity:** | | | | | |
| Total stockholders' equity, as reported | $ 221,553 | $ 230,576 | $ 244,270 | $ 319,282 | $ 340,118 |
| Less: goodwill and other intangible assets | 77,603 | 77,288 | 79,626 | 100,016 | 109,158 |
| Tangible common equity | $ 143,950 | $ 153,288 | $ 164,644 | $ 219,266 | $ 230,960 |
| **Tangible Assets:** | | | | | |
| Total assets, as reported | $ 2,059,108 | $ 2,078,253 | $ 2,163,274 | $ 2,432,903 | $ 2,567,769 |
| Less: goodwill and other intangible assets | 77,603 | 77,288 | 79,626 | 100,016 | 109,158 |
| Tangible assets | $ 1,981,505 | $ 2,000,965 | $ 2,083,648 | $ 2,332,887 | $ 2,458,611 |
| **Tangible Common Equity to Tangible Assets Ratio:** | | | | | |
| Tangible common equity | $ 143,950 | $ 153,288 | $ 164,644 | $ 219,266 | $ 230,960 |
| Tangible assets | $ 1,981,505 | $ 2,000,965 | $ 2,083,648 | $ 2,332,887 | $ 2,458,611 |
| Tangible common equity to tangible assets | 7.26% | 7.66% | 7.90% | 9.40% | 9.39% |
| **Tangible Book Value per Share** | | | | | |
| Tangible common equity | $ 143,950 | $ 153,288 | $ 164,644 | $ 219,266 | $ 230,960 |
| Common shares outstanding | 10,605,782 | 10,657,569 | 10,926,436 | 14,150,279 | 14,836,727 |
| Tangible book value per share | $ 13.57 | $ 14.38 | $ 15.07 | $ 15.50 | $ 15.57 |

Peoples BANCORP

Peoples BANCORP®

Nasdaq: PEBO

# Investor Presentation

## 4th Quarter 2014

# 4th Quarter Earnings Release

Peoples BANCORP®